GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated March 19, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated February 28, 2020

Effective May 29, 2020, Kent Clark will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Fund. Betsy Gorton will continue to serve as portfolio manager for the Fund.

Accordingly, effective May 29, 2020, all references to Mr. Clark in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMALTTBDSTK 03-20